10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Core Bond Fund

Security

Morgan Stanley

Advisor

EIMCO

Transaction
 Date

     1/6/2004

Cost

                                   $20,000,000

Offering Purchase

      1.000%

Broker
------
Morgan Stanley & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Morgan Stanley & Co.


Fund

Select High Yield Bond Fund

Security

Evergreen Resources Inc

Advisor

EIMCO

Transaction
 Date

     3/5/2004

Cost

                                     $19,842

Offering Purchase

      0.010%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
BNP PARIBAS
UBS Financial Services, Inc.
Wachovia Securities, Inc.
Banc One Capital Markets, Inc.


Fund

Select High Yield Bond Fund

Security

Tom Brown, Inc.
Advisor

EIMCO

Transaction
 Date

     9/11/2003

Cost

                                   $1,000,000

Offering Purchase

       0.45%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC


Fund

Select High Yield Bond Fund

Security

DRS Technologies Inc

Advisor

EIMCO

Transaction
 Date

    10/16/2003

Cost

                                    $525,000

Offering Purchase

      0.263%

Broker
------
Bear, Stearns & Co. Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Bear, Stearns & Co. Inc.
Fleet Securities, Inc.
Wachovia Capital Markets, LLC


Fund

Select High Yield Bond Fund

Security

Nations Rent Cos Inc

Advisor

EIMCO

Transaction
 Date

    10/16/2003

Cost

                                   $1,000,000

Offering Purchase

      0.400%

Broker
------
Jefferies & Company, Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Jefferies & Company, Inc.
Wachovia Capital Markets, LLC


Fund

Select High Yield Bond Fund

Security

Triad Hospitals Inc

Advisor

EIMCO

Transaction
 Date

     11/6/2003

Cost

                                   $6,800,000

Offering Purchase

      1.511%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Citigroup Global Markets, Inc.
Credit Suisse First Boston LLC
Wachovia Capital Markets, LLC


Fund

Select High Yield Bond Fund

Security

Royal Caribbean Cruises Ltd

Advisor

EIMCO

Transaction
 Date

     5/6/2003

Cost

                                    $993,390

Offering Purchase

      0.400%

Broker
------
Goldman, Sachs & Co.
Underwriting
------------
Syndicate
---------
Members
-------
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
Banc of America Securities LLC
Scotia Capital (USA) Inc.
Wachovia Securities, Inc.


Fund

Select High Yield Bond Fund

Security

Aviall

Advisor

EIMCO

Transaction
 Date

     6/25/2003

Cost

                                  1,000,000.00

Offering Purchase

       0.50%

Broker
------
Salomon Smith Barney Inc.
Underwriting
------------
Syndicate
---------
Members
-------
Salomon Smith Barney Inc.
Citigroup Global Markets Inc.
Credit Suisse First Boston LLC
Wachovia Securities, LLC